Exhibit 32

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

               In connection with the Quarterly Report on Form 10-QSB for the quarter ended January 31, 2005 (the “Report”) of SE Financial Corp. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof, I, Joseph Sidebotham, Executive Vice President, Chief Financial Officer, Controller and interim President and CEO (Principal Financial & Accounting Officer and interim acting Principal Executive Officer), hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 10, 2005	/s/ JOSEPH SIDEBOTHAM

Joseph Sidebotham
Executive Vice President, Chief Financial Officer, Controller and Interim President and Chief Executive Officer
(Principal Financial & Accounting Officer and interim acting Principal Executive Officer)